UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2026

EIGHTCO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Texas	001-41033	87-2755739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Larry Holmes Drive Suite 313 Easton, PA	18042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 765-8933

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ORBS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 1, 2026, Eightco Holdings Inc. (the “Company”) entered into an Amended and Restated Consulting Agreement (the “A&R DACA”) with Worldcoin Tower LLC (the “Consultant”), which amends and restates in its entirety the Consulting Agreement dated as of September 9, 2025, between the Company and the Consultant (the “Original DACA”), which was previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 10, 2025.

Pursuant to the A&R DACA, the Consultant will continue to provide consulting services with respect to the Company’s digital asset treasury strategy and expands the scope of the Consultant’s engagement to a broader “Strategic Asset Strategy” consisting of two components: (1) the Digital Asset Treasury Strategy, which remains focused on accumulating digital assets, and (2) a new Strategic Investment Strategy, which is focused on deploying capital to invest in emerging companies.

The A&R DACA also updates the applicable fee structure, whereby Company will pay the Consultant a consulting fee equal to 1.00% per annum of assets under management (“AUM”), which includes both Treasury Assets and Investment Assets. The Consultant is also able to earn certain one-time incentive milestone payments upon AUM first reaching $1 billion, $5 billion and $10 billion, respectively, and in each case payable in cash or shares of the Company’s common stock.

The other material terms of the A&R DACA remain substantially unchanged from the Original DACA. The foregoing description of the A&R DACA does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R DACA (excluding schedules thereto), a copy of which is filed as Exhibit 10.94A hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.94A*	Amended and Restated Consulting Agreement, dated May 1, 2026, between Eightco Holdings Inc. and Worldcoin Tower LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 1, 2026

EIGHTCO HOLDINGS INC.

/s/ Kevin O’Donnell
Kevin O’Donnell
Chief Executive Officer